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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2000

                         MARTEK BIOSCIENCES CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)
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
Delaware                                        000-22354                           52-1399362
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(State or other jurisdiction of                 (Commission File                    (I.R.S. Employer
incorporation or organization)                  Number)                             Identification No.)


6480 Dobbin Road                              Columbia, Maryland                         21045
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    (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (410) 740-0081

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          (Former name or former address, if changed since last report)


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                         MARTEK BIOSCIENCES CORPORATION

ITEM 5.     OTHER EVENTS.

       On April 4, 2000, Martek Biosciences Corporation announced that it had entered into a non-exclusive license agreement with Abbott Laboratories for Martek's technology relating to the use of long-chain polyunsaturated fatty acids in infant formulas. The agreement provides for initial cash payments and would give Martek an ongoing royalty upon Abbott's introduction of products using Martek's technology for docosahexaenoic acid and arachidonic acid. Further information is contained in Martek's press release announcing the license agreement, which is filed as an exhibit to this current report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)         Exhibits.

                        The following is filed as an exhibit to this current report on Form 8-K:

                        99.1        Press Release dated April 4, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MARTEK BIOSCIENCES CORPORATION

Date: April 17, 2000                    By:         /s/  Peter L. Buzy
                                            ---------------------------
                                                         Peter L. Buzy
                                                         Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER
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99.1              Press Release dated April 4, 2000


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